                                                                     Exhibit 3.1

                                State of Delaware

                        Office of the Secretary of State

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "NORTH AMERICAN VAN LINES, INC." AS RECEIVED AND FILED IN THIS OFFICE.

      THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

      CERTIFICATE OF INCORPORATION, FILED THE TWENTIETH DAY OF AUGUST, A.D. 1993, AT 4 O'CLOCK P.M.

      CERTIFICATE OF AMENDMENT, FILED THE TWELFTH DAY OF NOVEMBER, A.D. 1993, AT 9 O'CLOCK A.M.

      RESTATED CERTIFICATE, FILED THE TWELFTH DAY OF NOVEMBER, A.D. 1993, AT 9:05 O'CLOCK A.M.

      CERTIFICATE OF DESIGNATION, FILED THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1993, AT 1 O'CLOCK P.M.

      CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "NAVL, INC." TO "NORTH AMERICAN VAN LINES, INC.", FILED THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1993, AT 8:31 O'CLOCK A.M.

      RESTATED CERTIFICATE, FILED THE TWELFTH DAY OF SEPTEMBER, A.D. 1996, AT 10 O'CLOCK A.M.

      CERTIFICATE OF OWNERSHIP, FILED THE THIRTIETH DAY OF MARCH, A.D. 1998, AT 12 O'CLOCK P.M.


                                  [SEAL]     /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

2348453 8100H                                          AUTHENTICATION: 0056973

991461081                                                        DATE: 11-01-99

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:00 PM 08/20/1993
                                                         932325182 -- 2348453

                          CERTIFICATE OF INCORPORATION

                                       OF

                                   NAVL, INC.

      FIRST: The name of the Corporation is NAVL, Inc. (hereinafter the "Corporation").

      SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

      THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "GCL"), including without in any way limiting the generality of the foregoing, to provide or arrange for the provision of transportation services by motor carrier or otherwise.

      FOURTH: The Corporation shall have authority to issue 20,000 shares of capital stock, divided as follows among the classes set out below:

      1. 10,000 shares of non-voting Preferred Stock, Series A (par value $100.00) to have such preferences, limitations and relative rights, up to the full extent permitted by law, as may be prescribed by appropriate action of the Board of Directors of the Corporation in an amendment to these Articles of Incorporation prior to the issuance of any such shares; and

      2. 10,000 shares of Common Stock (par value $1.00 per share) each of which shall be entitled to one vote on all matters and to receive the net assets of the Corporation upon liquidation.

      FIFTH: No holder of any class of capital stock of the Corporation shall have any preemptive right to subscribe to or purchase (i) any shares of capital stock of the Corporation, (ii) any securities convertible into such shares, or
(iii) any options, warrants or rights to purchase such shares or securities convertible into such shares.

      SIXTH: The name and mailing address of the Sole Incorporator is as follows:

Name                                     Mailing Address
----                                     ---------------

Deborah M. Reusch                        P.O. Box 636
                                         Wilmington, DE 19899

      SEVENTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

            (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

            (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-laws of the Corporation.

            (3) The number of directors of the Corporation shall be three, except as otherwise from time to time fixed by, or in the manner provided in, the By-laws of the Corporation. Election of directors need not be by written ballot unless the By-laws so provide.

            (4) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

            (5) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-laws adopted by the stockholders; provided, however, that no By-laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-laws had not been adopted.

      EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

      NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

      TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

      ELEVENTH: The names and mailing addresses of the individuals who are to serve as directors of the Corporation until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

             Name                          Mailing Address
             ----                          ---------------

             Nancy S. Fleischman           Three Commercial Place
                                           Norfolk, VA 23510-2191

             J. Gary Lane                  Three Commercial Place
                                           Norfolk, VA 23510-2191

             William A. Noell, Jr.         Three Commercial Place
                                           Norfolk, VA 23510-2191

      I, THE UNDERSIGNED, being the Sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the GCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of August, 1993.


                                                 /s/ Deborah M. Reusch
                                                 ---------------------
                                                 Deborah M. Reusch
                                                 Sole Incorporator

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/12/1993
                                                         933165246 -- 2348453

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   NAVL, INC.

                                   ----------

                         Pursuant to Section 241 of the
                General Corporation Law of the State of Delaware

                                   ----------

      NAVL, Inc., a Delaware corporation (hereinafter called the "Corporation"), hereby does certify as follows:

      FIRST: Article FOURTH of the Corporation's Certificate of Incorporation hereby is amended to read in its entirety as set forth below:

      FOURTH: The Corporation shall have authority to issue 20,000 shares of capital stock, divided as follows among the classes set out below:

                  1. 10,000 shares of non-voting Preferred Stock, Series A (par value $100.00), to have such preferences, limitations and relative rights, up to the full extent permitted by law, as may be prescribed in one or more resolutions providing for the issue of such stock adopted by the Board of Directors.

                  2. 10,000 shares of Common Stock (par value $1.00 per share) each of which shall be entitled to one vote on all matters and to receive the net assets of the Corporation upon liquidation.

      SECOND: The foregoing amendment duly was adopted by the Board of directors, at a time when the Corporation has not received any payment for any stock, in accordance with Section 241 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, NAVL, Inc. has caused this Certificate to be executed in its corporate name this 10th day of November, 1993.

                                         NAVL, Inc.

                                         By /s/ William A. Noell, Jr.
                                         ----------------------------
                                         William A. Noell, Jr.
                                         Vice President

ATTEST
[SEAL]

/s/ Dezora M. Martin
--------------------
Dezora M. Martin
Corporate Secretary

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:05 AM 11/12/1993
                                                         933165247 -- 2348453

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   NAVL, INC.

                                   ----------

                         Pursuant to Section 245 of the
                General Corporation Law of the State of Delaware

                                   ----------

      [Original Certificate of Incorporation was filed on August 20, 1993]

      FIRST: The name of the Corporation is NAVL, Inc. (hereinafter the "Corporation").

      SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

      THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "GCL"), including without in any way limiting the generality of the foregoing, to provide or arrange for the provision of transportation services, by motor carrier or otherwise.

      FOURTH: The Corporation shall have authority to issue 20,000 shares of capital stock, divided as follows among the classes set out below:

      1. 10,000 shares of non-voting Preferred Stock, Series A (par value $100.00), to have such preferences, limitations and relative rights, up to the full extent permitted by law, as may be prescribed in one or more resolutions providing for the issue of such stock adopted by the Board of Directors.

      2. 10,000 shares of Common Stock (par value $1.00 per share) each of which shall be entitled to one vote on all matters and to receive the net assets of the Corporation upon liquidation.

      FIFTH: No holder of any class of capital stock of the Corporation shall have any preemptive right to subscribe to or purchase (i) any shares of capital stock of the Corporation, (ii) any securities convertible into such shares, or
(iii) any options, warrants or rights to purchase such shares or securities convertible into such shares.

      SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

            (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

            (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-laws of the Corporation.

            (3) The number of directors of the Corporation shall be three, except as otherwise from time to time fixed by, or in the manner provided in, the By-laws of the Corporation. Election of director's need not be by written ballot unless the By-laws so provide.

            (4) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or Its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

            (5) In addition to the powers and authority hereinbefore or by statue expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-laws adopted by the stockholders; provided, however, that no By-laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-laws had not been adopted.

      SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

      EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

      NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

      TENTH: The names and mailing addresses of the individuals who are to serve directors of the Corporation until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

             Name                          Mailing Address
             ----                          ---------------

             Nancy S. Fleischman           Three Commercial Place
                                           Norfolk, VA 23510-2191

             J. Gary Lane                  Three Commercial Place
                                           Norfolk, VA 23510-2191

             William A. Noell, Jr.         Three Commercial Place
                                           Norfolk, VA 23510-2191

      WE, THE UNDERSIGNED, being a Vice President and the Corporate Secretary of NAVL, Inc., for the purpose of restating the Certificate of Incorporation pursuant Section 245 of the GCL, hereby certify that (1) the foregoing Restated Certificate of Incorporation duly was adopted in accordance with the provisions of Section 245 of the GCL, with such exceptions as are permitted by the GCL, and with such renumbering of Articles as results therefrom, (2) the foregoing Restated Certificate of Incorporation only restates and integrates and does not amend the provision of the Corporation's Certificate of Incorporation as theretofore amended and supplemented and (3) there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation. We further hereby declare and certify that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 11th day of November, 1993.

                                         By /s/ William A. Noell, Jr.
                                         ----------------------------
                                         William A. Noell, Jr.
                                         Vice President

ATTEST
[SEAL]

/s/ Dezora M. Martin
--------------------
Dezora M. Martin
Corporate Secretary

      2. Restriction on Transfer. No purchaser from the Corporation or other holder may transfer, assign, hypothecate or otherwise alienate or attempt to alienate shares - or direct or indirect interest or interests therein - of Preferred unless, as may be more particularly provided in the By-laws or by resolution of the Board of Directors, both the following conditions are met:

            (a) that such purchaser or holder first shall have offered in writing to sell such shares to the Corporation for a consideration equal to the par value of the shares, plus an amount equal to all dividends whether or not declared, that are accrued and unpaid to the date such shares are sold to the Corporation; and

            (b) the Corporation shall not have accepted or rejected the offer within fifteen business days from the date of its receipt by the Corporation or shall have declined to purchase such shares.

      Certificates evidencing interests in shares of Preferred shall be legended to reflect or to provide notice of this restriction and may be legended to provide notice of other restrictions imposed by applicable securities laws.

      3. Redemption; Purchases. Redemption. At any time or from time to time, after January 1,1999 (or, if earlier, on and after the effective date of [a] a resolution of the Board of Directors authorizing the sale or other disposition of more than ten percent (10%) by value of the assets of the Corporation, or [b] an agreement between and among the Corporation and holders of all the then-outstanding shares of the Preferred), the Corporation may redeem the whole or any part of the Preferred then outstanding at a fixed redemption price per share of par value, plus an amount equal to all dividends, whether or not declared, that are accrued and unpaid to the date of redemption. Unless otherwise provided in the subscription or other contract between the Corporation and any purchaser for the sale and purchase of the Preferred, any notice required by law of a proposed redemption of Preferred shall be given at least thirty days, and not more than ninety days, prior to the date fixed for such redemption to each holder of record of Preferred to be redeemed at the address then appearing on the books of the Corporation. In case of the redemption of a part only of the Preferred at the time outstanding, the Corporation shall select by lot or pro rata, as the Board of Directors may determine, the shares to be redeemed.

      On or at any time before the redemption date, unless the holders of the Preferred shall waive such requirement, the Corporation shall deposit in trust, for the account of holders of the shares to be redeemed, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, and having capital, surplus and undivided profits aggregating at least $50,000,000, designated in such notice of redemption. Upon making such deposit in trust, whether or not the certificates therefor shall have been surrendered for cancellation, all shares with respect to the redemption of which such deposit shall have been made and such notice completed shall be deemed, from and after the date fixed for redemption, no longer outstanding for any purpose, and all rights with respect to such shares thereupon shall cease and terminate, except only the right of the holders of the certificates for such shares to receive, only out of the funds so deposited in trust, from and after the date of such deposit, the amount payable upon the redemption thereof, without interest.

      Purchases. Subject to the limitations, if any, contained in the Certificate of Incorporation, the Corporation also may from time to time purchase or otherwise acquire

      4. Liquidation. The fixed liquidation price for each share of Preferred, both on voluntary and involuntary liquidation or dissolution, shall be its par value, plus an amount equal to all dividends, whether or not declared, that are accrued and unpaid to the date of payment of the liquidation price. No payment shall be made in respect of common stock on voluntary or involuntary liquidation or dissolution unless and until all amounts payable on the Preferred as aforesaid shall have been paid. The merger, consolidation or other similar form or type of association between or among the Corporation and one or more other entities shall not be deemed a liquidation or dissolution of the Corporation for these purposes.

      5. Voting Rights. The holders of shares of Preferred shall not be entitled to vote on any matter, provided, however, that without the favorable vote of the holders of more than two thirds of the outstanding shares of the Preferred voting as a separate class at a meeting called in accordance with the provisions of the General Corporation Law of the State of Delaware and the By-laws of the Corporation, the Corporation shall not take any of the following actions:

            (i) increase the number of authorized shares of the Preferred or alter, change or amend any of the provisions of (a) the Certificate of Incorporation of the Corporation or of any certificate amendatory thereof or supplementary thereto or (b) the By-laws of the Corporation, so as to affect materially and adversely the preferences, limitations, voting rights or relative or other rights of any nature of the holders of Preferred; or

            (ii) authorize, create or issue a new class, or change a class with subordinate and inferior rights into a class, of shares having rights and preferences prior or equal to the rights and preferences of the holders of shares of the Preferred."

      IN WITNESS WHEREOF, the undersigned William A. Noell, Jr. and Dezora M. Martin have made this certificate under the seal of NAVL, Inc. and have signed as Vice President and the Secretary, respectively, of the Corporation this 23rd day of December 1993.

                              /s/ William A. Noell
                              --------------------
                                 Vice President

[Corporate Seal]

Attest:

/s/ Dezora M. Martin
--------------------
    Secretary

                           CERTIFICATE OF DESIGNATION                 EXHIBIT A
                                     OF THE                           TO BOARD
                      PREFERRED STOCK, SERIES A (NON-VOTING)          RESOLUTION

                                       OF

                                   NAVL, INC.

      1. Dividends. Holders of Preferred Stock, Series A (par value, $100 per share)(the Preferred), shall be entitled, commencing January 1, 1994, to receive cumulative dividends at the annual rate of $7.00 per share, payable in arrears, one quarter in each of March, June, September and December in each year, on such specific date during such months as from time to time may be determined and declared by the Board of Directors. If the required dividend payment for any quarter shall not have been paid in full within five business days after the end of such quarter, the annual rate of dividends on the Preferred shall be increased to $9.00 per share for the period from the end of such quarter to the date when payment of all dividends on the Preferred shall be fully current. Dividends in arrears (computed on the basis of a 360-day year), shall not bear interest. In addition so any other restriction imposed by law on the declaration or payment of dividends on common stock, no dividend may be declared or paid on common stock unless (1) simultaneously therewith there shall have been declared and paid, or set apart for payment, all quarterly cash dividends, accrued and unpaid on the Preferred, to and including the last day of the March, June, September or December coincident with or next following the date of such declaration or payment of such dividend on common stock, and (2) so long as any Preferred is outstanding, the aggregate of all dividends declared or paid on common stock shall as no time exceed the aggregate of all dividends declared and paid, or set apart for payment, to holders of the Preferred.

      2. Restriction on Transfer. No purchaser from the Corporation or other holder may transfer, assign, hypothecate or otherwise alienate or attempt to alienate shares - or direct or indirect interest or interests therein - of Preferred unless, as may be more particularly provided in the By-laws or by resolution of the Board of Directors, both the following conditions are met:

            (a) that such purchaser or holder first shall have offered in writing to sell such shares to the Corporation for a consideration equal to the par value of the shares, plus an amount equal to all dividends, whether or not declared, that are accrued and unpaid to the date such share are sold so the Corporation; and

            (b) the Corporation shall not have accepted or rejected the offer within fifteen business days from the date of its receipt by the Corporation or shall have declined to purchase such shares.

      Certificates evidencing interests in shares of Preferred shall be legended to reflect or to provide notice of this restriction and may be legended to provide notice of other restrictions imposed by applicable securities laws.

      3. Redemption; Purchases. Redemption. At any time or from time to time, after January 1,1999 (or, if earlier, on and after the effective date of [a] a resolution of the Board of Directors authorizing the sale or other disposition of more than ten percent (10%) by value of the assets of the Corporation, or [b] an agreement between and among the Corporation and holders of all the then-outstanding shares of the Preferred), the Corporation may redeem the whole or any part of the Preferred then outstanding at a fixed redemption price per share of par value, plus an amount equal to all dividends, whether or not declared, that are accrued and unpaid to the date of redemption. Unless otherwise provided in the subscription or other contract between the Corporation and any purchaser for the sale and purchase of the Preferred, any notice required by law of a proposed redemption of Preferred shall be given at least thirty days, and not more than ninety days, prior to the date fixed for such redemption to each holder of record of Preferred to be redeemed at the address then appearing on the books of the Corporation. In case of the redemption of a part only of the Preferred at the time outstanding, the Corporation shall select by lot or pro rata, as the Board of Directors may determine, the shares to be redeemed.

      On or at any time before the redemption date, unless the holders of the Preferred shall waive such requirement, the Corporation shall deposit in trust, for the account of holders of the shares to be redeemed, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, and having capital, surplus and undivided profits aggregating at least $50,000,000, designated in such notion of redemption. Upon making such deposit in trust, whether or not the certificates therefor shall have been surrendered for cancellation, all shares with respect to the redemption of which such deposit shall have been made and such notice completed shall be deemed, from and after the date fixed for redemption, no longer outstanding for any purpose, and all rights with respect to such shares thereupon shall cease and terminate, except only the right of the holders of the certificates for such shares to receive, only out of the funds so deposited in trust, from and after the date of such deposit, the amount payable upon the redemption thereof, without interest.

      Purchases. Subject to the limitations, if any, contained in the Certificate of Incorporation, the Corporation also may from time so time purchase or otherwise acquire for a consideration shares of Preferred.

      4. Liquidation. The fixed liquidation price for each share of Preferred, both on voluntary and involuntary liquidation or dissolution, shall be its par value, plus an amount equal to all dividends, whether or not declared, that are accrued and unpaid to the date of payment of the liquidation price. No payment shall be made in respect of common stock on voluntary or involuntary liquidation or dissolution unless and until all amounts payable on the Preferred as aforesaid shall have been paid. The merger, consolidation or other similar form or type of association between or among the Corporation and one or more other entities shall not be deemed a liquidation or dissolution of the Corporation for these purposes.

      5. Voting Rights. The holders of shares of Preferred shall not be entitled to vote on any matter, provided, however, that without the favorable vote of the holders of more than two thirds of the outstanding shares of the Preferred voting as a separate class at a meeting called in accordance with the provisions of the General Corporation Law of the State of Delaware and the By-laws of the Corporation, the Corporation shall not take any of the following actions:

            (i) increase the number of authorized shares of the Preferred or alter, change or amend any of the provisions of (a) the Certificate of Incorporation of the Corporation or of any certificate amendatory thereof or supplementary thereto or (b) the By-laws of the Corporation, so as to affect materially and adversely the preferences, limitations, voting rights or relative or other rights of any nature of the holders of Preferred; or

            (ii) authorize, create or issue a new class, or change a class with subordinate and inferior rights into a class, of shares having rights and preferences prior or equal to the rights and preferences of the holders of shares of the Preferred.

                                END OF EXHIBIT A

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 08:31 AM 12/31/1993
                                                         933655035 -- 2348453

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   NAVL, INC.

                                   ----------

                         Pursuant to Section 242 of the
                General Corporation Law of the State of Delaware

                                   ----------

      NAVL, Inc., a Delaware corporation (hereinafter called the "Corporation"), hereby does certify as follows:

      FIRST: Article FIRST of the Corporation's Certificate of Incorporation hereby is amended to read in its entirety as set forth below:

            FIRST: The name of the Corporation is North American Van Lines, Inc. (hereinafter the "Corporation").

      SECOND: The foregoing amendment duly was adopted by the Board of Directors, and by the sole stockholder entitled to vote thereon, in the manner permitted by and with the effects provided in, respectively,
      Section 141(f) and Section 228 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, NAVL, Inc. has caused this Certificate to be executed in its corporate name this 27th day of December, 1993.

                                        NAVL, Inc.

                                         By /s/ William A. Noell, Jr.
                                         ----------------------------
                                         William A. Noell, Jr.
                                         Vice President

ATTEST
[SEAL]

/s/ Dezora M. Martin
--------------------
Dezora M. Martin
Corporate Secretary

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 09/12/1996
  960265038 -- 2348453

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         North American Van Lines, Inc.

                                   ----------

                     Pursuant to Sections 242 and 245 of the
                General Corporation Law of the State of Delaware

                                   ----------

      1. The name of the Corporation is North American Van Lines, Inc. (the "Corporation").

      2. The Corporation was incorporated in Delaware on August 20, 1993, under the name "NAVL, Inc." and, effective December 31, 1993, caused its name to be changed to "North American Van Lines, Inc."

      3. The provisions of the Corporation's Articles of Incorporation hereby ore amended and restated to read in their entirety as set forth below. Said amendment duly (i) was adopted by the Board of Directors and (ii) recommended to the stockholders by unanimous written consent, effective July 19, 1996, in the manner provided by Section 141 of the General Corporation Law of the State of Delaware (GCL) and such amendment duly was adopted (i) by the stockholders of the Corporation and (ii) as required by the applicable Certificate of Designation, by more than two thirds of the holders of the outstanding shares of the Preferred Stock, Series A, voting as a separate class - both, by unanimous written consent, effective August 23, 1996, in the manner provided by Section 228 of the GCL.

                           [Text of Restated Articles]

      FIRST: The name of the Corporation is North American Van Lines, Inc. (hereinafter the "Corporation").

      SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

      THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "GCL"), including without in any way limiting the generality of the foregoing, to provide or arrange for the provision of transportation services by motor carrier or otherwise.

      FOURTH: The Corporation shall have authority to issue 20,000 shares of capital stock, divided as follows among the classes set out below:

      (1) 10,000 shares of non-voting Preferred Stock, Series A (par value, $100.00 per share), to have the preferences, limitations and relative rights set out below:

            A. Dividends. Holders of Preferred Stock, Series A (par value, $100 per share)(the Preferred), shall be entitled, commencing January 1, 1994, to receive cumulative dividends at the annual rate of $7.00 per share, payable in arrears, one quarter in each of March, June, September and December in each year, on such specific date during such months as from time to time may be determined and declared by the Board of Directors. If the required dividend payment for any quarter shall not have been paid in full within five business days after the end of such quarter, the annual rate of dividends on the Preferred shall be increased to $9.00 per share for be period from the end of such quarter to the date when payment of all dividends on the Preferred shall be fully current. Dividends in arrears (computed on the basis of a 360-day year) shall not bear interest. In addition to any other restriction imposed by law on the declaration or payment of dividends on common stock, no dividend may be declared or paid on common stock unless simultaneously therewith there shall have been declared and paid, or set part for payment, all quarterly cash dividends, accrued and unpaid on the Preferred, to and including the last day of March, June, September or December coincident with or next following the date of such declaration or payment of such dividend on common stock.

            B. Restrictions on Transfer. No purchaser from the Corporation or other holder may transfer, assign, hypothecate or otherwise alienate or attempt to alienate shares - or direct or indirect interest or interests therein - of Preferred unless, as may be more particularly provided in the By-laws or by resolution of the Board of Directors, both the following conditions are met:

                  (i) that such purchaser or holder first shall have offered in writing to sell such shares to the Corporation for a consideration equal to the par value of the shares, plus an amount equal to all dividends, whether or not declared, that are accrued and unpaid to the date such shares are sold to the Corporation; and

                  (ii) the Corporation shall not have accepted or rejected the offer within fifteen business days from the date of its receipt by the Corporation or shall have declined to purchase such shares.

            Certificates evidencing interests in shares of Preferred shall be legended to reflect or to provide notice of this restriction and may be legended to provide notice of other restrictions imposed by applicable securities laws.

            C. Redemption; Purchases. Redemption. At any time or from time to time, after January 1, 1999 (or, if earlier, on and after the effective date of [a] a resolution of the Board of Directors authorizing the sale or other disposition of more than ten percent (10%) by value of the assets of the Corporation, or [b] an agreement between and among the Corporation and holders of all the then-outstanding shares of the Preferred), the Corporation may redeem the whole or any part of the Preferred then outstanding at a fixed redemption price per share of par value, plus an amount equal to all dividends, whether or not declared, that are accrued and unpaid to the date of redemption. Unless otherwise provided in the subscription or other contract between the Corporation and any purchaser for the sale and purchase of the Preferred, any notice required by law of a proposed redemption of Preferred shall be given at least thirty days, and not more than ninety days, prior to the date fixed for such redemption to each holder of record of Preferred to be redeemed at the address then appearing on the books of the Corporation. In case of the redemption of a part only of the Preferred at the time outstanding, the Corporation shall select by lot or pro rata, as the Board of Directors may determine, the shares to be redeemed.

            On or at any time before the redemption date, unless the holders of the Preferred shall waive such requirement, the Corporation shall deposit in trust, for the account of holders of the shares to be redeemed, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, and having capital, surplus and undivided profits aggregating at least $50,000,000, designated in such notice of redemption. Upon making such deposit in trust, whether or not the certificates therefor shall have been surrendered for cancellation, all shares with respect to the redemption of which such deposit shall have been made and such notice completed shall be deemed, from and after the date fixed for redemption, no longer outstanding for any purpose, and all rights with respect to such shares thereupon shall cease and terminate, except only the right of the holders of the certificates for such shares to receive, only out of the funds so deposited in trust, from and after the date of such deposit, the amount payable upon the redemption thereof, without interest.

            Purchases. Subject to the limitations, if any, contained in the Certificate of Incorporation, the Corporation also may from time to time purchase or otherwise acquire for a consideration shares of Preferred.

            D. Liquidation. The fixed liquidation price for each share of Preferred, both on voluntary and involuntary liquidation or dissolution, shall be its par value, plus an amount equal to all dividends, whether or not declared, that are accrued and unpaid to the date of payment of the liquidation price. No payment shall be made in respect of common stock on voluntary or involuntary liquidation or dissolution unless and until all amounts payable on the Preferred as aforesaid shall have been paid. The merger, consolidation or other similar form or type of association between or among the Corporation and one or more other entities shall not be deemed a liquidation or dissolution of the Corporation for these purposes.

            E. Voting Rights. The holders of shares of Preferred shall not be entitled to vote on any matter, provided, however, that without the favorable vote of the holders of more than two thirds of the outstanding shares of the Preferred voting as a separate class at a meeting called in accordance with the provisions of the General Corporation Law of the State of Delaware and the By-laws of the Corporation, the Corporation shall not take any of the following actions:

                  (i) increase the number of authorized shares of the Preferred or alter, change or amend any of the provisions of (a) the Certificate of Incorporation of the

            Corporation or of any certificate amendatory thereof or supplementary thereto or (b) the By-laws of the Corporation, so as to affect materially and adversely the preferences, limitations, voting rights or relative or other rights of any nature of the holders of Preferred; or

                  (ii) authorize, create or issue a new class, or change a class with subordinate and inferior rights into a class, of shares having rights and preferences prior or equal to the rights and preferences of the holders of shares of the Preferred.

      (2) 10,000 shares of Common Stock (par value, $1.00 per share) each of which shall be entitled to one vote on all matters and, subject to the rights of the non-voting Preferred Stock, Series A, to receive the net assets of the Corporation upon liquidation.

      FIFTH: No holder of any class of capital stock of the Corporation shall have any preemptive right to subscribe to or purchase (i) any shares of capital stock of the Corporation, (ii) any securities convertible into such shares, or
(iii) any options, warrants or rights to purchase such shares or securities convertible into such shares.

      SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

      (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

      (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-laws of the Corporation.

      (3) The number of directors of the Corporation shall be three, except as otherwise from time to time fixed by, or in the manner provided in, the By-laws of the Corporation. Election of directors need not be by written ballot unless the By-laws so provide.

      (4) No director shall be personally liable so the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty so the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

      (5) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-laws adopted by the stockholders; provided, however, that no By-laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-laws had not been adopted.

      SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

      EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree so any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

      NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                       [End of Text of Restated Articles]

      IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed in its corporate name this 4th day of September 1996, by the undersigned authorized officer. NORTH AMERICAN VAN LINES, INC.


                                                    /s/ R. Alan Brogan
                                           -------------------------------------
                                                      R. Alan Brogan
                                           President and Chief Executive Officer

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 12:00 PM 03/30/1998
                                                          981121177 -- 2348453

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     Merging

                           NA ACQUISITION CORPORATION

                                      Into

                          NORTH AMERICAN VAN LINES, INC

            NA ACQUISITION CORPORATION (hereinafter referred to as the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, HEREBY CERTIFIES

            FIRST That the Corporation was incorporated on December 19, 1997 pursuant to the General Corporation Law of the State of Delaware (the "DGCL") under the name NA Acquisition Corporation

            SECOND That the Corporation is the owner of all of the issued and outstanding shares of stock of North American Van Lines, Inc, a Delaware corporation ("NAVL") incorporated pursuant to the DGCL on August 20, 1993 under the name NAVL, Inc

            THIRD That the following resolutions of the Corporation, dated as of March 30, 1998, providing for the Corporation to be merged with and into NAVL, with NAVL continuing as the surviving corporation (the "Surviving Corporation") of the Merger (the "Merger"), were adopted by the Board of Directors of the Corporation pursuant to a unanimous written consent adopted on the date hereof

      Merger

            RESOLVED, that the form, terms and provisions of the Certificate of Ownership and Merger (the "Certificate of Merger"), in the form attached to these resolutions as Exhibit A, merging the Corporation with and into NAVL, with NAVL as the Surviving Corporation in the Merger, be, and they hereby are, approved;

            RESOLVED FURTHER, that the directors of the Corporation shall be the directors of NAVL as the Surviving Corporation in the Merger, and each of the directors of NAVL immediately prior to the effective time of the Merger (the "Effective Time") shall be removed from office at the Effective Time, and Charles P. Pieper shall be Chairman of the Board of Directors of NAVL as the Surviving Corporation in the Merger;

            RESOLVED FURTHER, that the officers of NAVL prior to the Effective Time (other than any such officer who is an employee of Norfolk Southern Corporation who shall be removed from his respective office(s) at the Effective Time) shall continue as officers of NAVL as the Surviving Corporation in the Merger, except that R Barry Uber shall be President and Chief Executive Officer and Kevin J. Conway shall be a Vice President of NAVL as the Surviving Corporation in the Merger.

            RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation, as amended, as set forth in Exhibit B attached to these resolutions, shall be the Certificate of Incorporation of the Surviving Corporation;

            RESOLVED FURTHER, that the By-Laws of the Corporation shall become the By-Laws of the Surviving Corporation;

            RESOLVED FURTHER, that the name of the Surviving Corporation shall be "North American Van Lines, Inc.".

            RESOLVED FURTHER, that at the Effective Time each share of common stock and each share of preferred stock of NAVL issued and outstanding immediately prior to the Effective Time shall be canceled.

            RESOLVED FURTHER, that at the Effective Time each share of common stock of the Corporation issued and outstanding immediately prior to the Effective Time shall be converted into one share of issued and outstanding common stock of the Surviving Corporation, and

            RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation to execute, acknowledge and file the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with
      Section 253 of the DGCL.

            FOURTH That the Merger has been approved on the date hereof by the written consent of the holder of all of the issued and outstanding shares of common stock of the Corporation, in accordance with Section 228 of the DGCL.

            FIFTH Notwithstanding anything to the contrary, the Merger may be terminated and abandoned by the Board of Directors of the Corporation at any time prior to the filing of this Certificate

            IN WITNESS WHEREOF, NA ACQUISITION CORPORATION has caused this Certificate to be executed by its an officer thereunto duly authorized this 30th day of March 1998

                                                      NA ACQUISITION CORPORATION


                                                      By /s/ Kevin J. Conway
                                                      ----------------------
                                                      Name: Kevin J. Conway
                                                      Title: Vice President

                                                                       Exhibit A

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     Merging

                           NA ACQUISITION CORPORATION

                                      Into

                          NORTH AMERICAN VAN LINES, INC

            NA ACQUISITION CORPORATION (hereinafter referred to as the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, HEREBY CERTIFIES

            FIRST That the Corporation was incorporated on December 19, 1997 pursuant to the General Corporation Law of the State of Delaware (the "DGCL") under the name NA Acquisition Corporation

            SECOND That the Corporation is the owner of all of the issued and outstanding shares of stock of North American Van Lines, Inc. a Delaware corporation ("NAVL") incorporated pursuant to the DGCL on August 20, 1993 under the name NAVL, Inc.

            THIRD That the following resolutions of the Corporation, dated as of March 30, 1998, providing for the Corporation to be merged with and into NAVL, with NAVL continuing as the surviving corporation (the "Surviving Corporation") of the Merger (the "Merger"), were adopted by the Board of Directors of the Corporation pursuant to a unanimous written consent adopted on the date hereof:

            Merger

            RESOLVED, that the form, terms and provisions of the Certificate of Ownership and Merger (the "Certificate of Merger"), in the form attached to these resolutions as Exhibit A, merging the Corporation with and into NAVL, with NAVL as the Surviving Corporation in the Merger, be, and they hereby are, approved.

            RESOLVED FURTHER, that the directors of the Corporation shall be the directors of NAVL as the Surviving Corporation in the Merger, and each of the directors of NAVL, immediately prior to the effective time of the Merger (the "Effective Time") shall be removed from office at the Effective Time, and Charles P. Pieper shall be Chairman of the Board of Directors of NAVL as the Surviving Corporation in the Merger;

            RESOLVED FURTHER, that the officers of NAVL prior to the Effective Time (other than any such officer who is an employee of Norfolk Southern Corporation who shall be removed from his respective office(s) at the Effective Time) shall continue as officers of NAVL as the Surviving Corporation in the Merger, except that R Barry Uber shall be President and Chief Executive Officer and Kevin J. Conway shall be a Vice President of NAVL as the Surviving Corporation in the Merger;

            RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation, as amended, as set forth in Exhibit B attached to these resolutions, shall be the Certificate of Incorporation of the Surviving Corporation;

            RESOLVED FURTHER, that the By-Laws of the Corporation shall become the By-Laws of the Surviving Corporation;

            RESOLVED FURTHER, that the name of the Surviving Corporation shall be "North American Van Lines, Inc.";

            RESOLVED FURTHER, that at the Effective Time each share of common stock and each share of preferred stock of NAVL issued and outstanding immediately prior to the Effective Time shall be canceled;

            RESOLVED FURTHER, that at the Effective Time each share of common stock of the Corporation issued and outstanding immediately prior to the Effective Time shall be converted into one share of issued and outstanding common stock of the Surviving Corporation; and

            RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation to execute, acknowledge and file the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with
      Section 253 of the DGCL

            FOURTH That the Merger has been approved on the date hereof by the written consent of the holder of all of the issued and outstanding shares of common stock of the Corporation, in accordance with Section 228 of the DGCL

            FIFTH Notwithstanding anything to the contrary, the Merger may be terminated and abandoned by the Board of Directors of the Corporation at any time prior to the filing of this Certificate

            IN WITNESS WHEREOF, NA ACQUISITION CORPORATION has caused this Certificate to be executed by its an officer thereunto duly authorized this 30th day of March 1998

                                                      NA ACQUISITION CORPORATION


                                                      By: Kevin J. Conway
                                                          ----------------------
                                                          Name: Kevin J. Conway
                                                          Title: Vice President

                                                                       Exhibit B

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                          NORTH AMERICAN VAN LINES, INC

            FIRST: The name of the Corporation is North American Van Lines, Inc

            SECOND: The Corporation's registered office in the State of Delaware is at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company

            THIRD: The nature of the business of the Corporation and as purpose is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware

            FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value $.01 per share

            FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

            (a) The number of directors of the Corporation shall be fixed and may be altered from time to time in the manner provided in the By-Laws, and vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled, and directors may be removed, as provided in the By-Laws

            (b) The election of directors may be conducted in any manner approved by the stockholders at the time when the election is held and need not be by ballot

            (c) All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

            (d) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the

      Corporation, except to the extent that the By-Laws or this Certificate of Incorporation otherwise provide

            (e) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Certificate of Incorporation shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit

            SIXTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred upon stockholders or directors are granted subject to this reservation.